SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 15, 1998
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                             BankAmerica Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       1-7377                     94-1681731
       ----------------------------------------------------------------------
       (State or other jurisdiction   (Commission           (I.R.S. Employer
        of incorporation)             File Number)      Identification Number)


       Bank of America Center
       555 California Street
       San Francisco, California                                  94104
       ----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



                                  415-622-3530
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

    Item 5.  Other Events.
             ------------

         Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated September 15, 1998 titled "BankAmerica Issues Update on Effects of Market Conditions."


    Item 7.  Financial Statements, Pro Forma
             -------------------------------
             Financial Statements and Exhibits.
             -----------------------------------


    (c) Exhibits


Exhibit
Number       Description
-------      -----------

  99 BankAmerica Corporation press release dated September 15, 1998, titled "BankAmerica Issues Update on Effects of Market Conditions."

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANKAMERICA CORPORATION
                                              (Registrant)


Date: September 15, 1998
                                        By /s/ CHERYL SOROKIN
                                           ------------------------------
                                               Cheryl Sorokin
                                               Executive Vice President
                                               and Corporate Secretary

                             EXHIBIT INDEX

Exhibit
Number     Description
--------   -----------

  99       BankAmerica Corporation press release dated
           September 15, 1998, titled "BankAmerica Issues
           Update on Effects of Market Conditions."